Exhibit 10.28

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

COLLATERAL ASSIGNMENT OF LEASE

FOR VALUE RECEIVED, the undersigned, DC Lisbon Cinema, LLC, a Delaware limited liability company, as Borrower, does hereby transfer, sell, assign, set over and convey unto Northlight Trust I, a Delaware statutory trust, as Lender, all of its right, title and interest in and to that certain Lease Agreement more particularly described on the attached Exhibit A, as collateral security for Borrower’s obligations to Lender under that certain Loan Agreement between Borrower and certain of its affiliates, and Borrower’s parent, Digital Cinema Destinations Corp., a Delaware corporation, of even date herewith (the “Loan”).

TOGETHER WITH all rights, title and interest in and to said Lease Agreement, as “tenant/lessee” therein, as additional collateral security for the Loan.

DATED this 27th day of September, 2012.

DC Lisbon Cinema, LLC, a Delaware limited liability company

By:	/s/ A. Dale Mayo

Name:	A. Dale Mayo

Title:	Manager

STATE OF NEW JERSEY	)
) ss.
COUNTY OF UNION	)

This instrument was acknowledged before me on September 27, 2012, by A. Dale Mayo, the Manager of DC Lisbon Cinema, LLC, a Delaware limited liability company.
/s/ Gary S. Loffredo
Notary Public

[SEAL]

Exhibit 10.28

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

Exhibit A

Lease Agreement dated June 4, 2004, by and between Lisbon Landing Phase II LLC (as landlord) and DC Lisbon Cinema, LLC (successor to Lisbon Theaters, Inc. d/b/a O’Neil Theaters, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) Consent to Encumbrance and Modification of Lease to Permit Leasehold Financing and Lessor’s Agreement dated as of July 12, 2006; (ii) Amendment No. 1 of Lease dated as of February 7, 2007; (iii) Guaranty and Lessor’s Agreement dated as of February 19, 2007; (iv) letter agreement dated March 6, 2007; (v) letter agreement dated March 9, 2007; (vi) Amendment No. 2 of Lease dated as of October 30, 2009; and (vii) Assignment, Assumption and Amendment No. 3 of Lease dated as of September ___, 2012.